SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549


                                ----------------------


                                       FORM 8-K


                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


     Date of Report (date of earliest event reported):  February 6, 1997
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                          Advanced Mammography Systems, Inc.
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            (Exact name of registrant as specified in its charter)



               Delaware                  0-20968            04-3166348
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     (State or other jurisdiction of   (Commission      (IRS Employer
     incorporation or organization)    File Number)     Identification No.)


            46 Jonspin Road, Wilmington, Massachusetts        01887
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             (Address of principal executive offices)       (Zip Code)



     Registrant's telephone number, including area code:   (508) 657-8876
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                                       N/A
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            (Former name or former address, if changed since last report.)





                                                              Page 1 of    Pages
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                                                         Exhibit Index on Page 5


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           Item 5.   Other Events
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                     See Items 7 and 9 of this Report for information
           regarding private placements of securities of Advanced
           Mammography, Inc. (the "Registrant").

     Item 7.   Financial Statements and Exhibits.
     ------    ---------------------------------

     (c)  Exhibits:

        4.1    Form of Warrant to Purchase Common Stock to Regulation S
               Subscribers

        4.2    Form of Warrant to Purchase Common Stock to Regulation D
               Purchasers

        4.3    Form of Warrant to Purchase Common Stock to Placement Agent

       10.1 Funding Agreement, dated as of January 31, 1997, among the Registrant, Emerald Capital Corporation and
               InterFirst Capital Corporation

       10.2    Form of Offshore Securities Subscription Agreement

       10.3    Form of Private Placement Agreement

       99.1    Press release, dated February 12, 1997


     Item 9.   Sales of Equity Securities Pursuant to Regulation S.
     -------   ----------------------------------------------------


               As of February 6, 1997, the Registrant sold pursuant to Offshore Securities Subscription Agreements (the "Offshore Placement") (i) an aggregate of 1,016,262 shares (the "Placement Shares") of its Common Stock, par value $0.01 per share (the "Common Stock"), and (ii) an aggregate of 1,016,262 Warrants to Purchase Common Stock (the "Placement Warrants" and collectively with the Placement Shares, the "Placement Securities"), at a price of $1.23 per Placement Security for a total purchase price of $1,250,000. The Registrant separately sold pursuant to Private Placement Agreements (the "Private Placement" and collectively with the Offshore Placement, the "Placements") (i) an aggregate of 203,252 shares (the "Reg D Shares") of its Common Stock and (ii) an aggregate of 203,252 Warrants to Purchase Common Stock (the "Reg D Warrants" and collectively with the Reg D Shares, the "Reg D Securities") at a price of $1.23 per Reg D Security for a total purchase price of $250,000. The market price of the Registrant's Common Stock was $1.68 per share when agreement was reached to effect the Placements.

               Each Placement Warrant and each Reg D Warrant entitles the holder thereof to purchase one share of the Registrant's Common Stock at an exercise price of $1.93 per share until expiration on January 31, 2000 and February 6, 2000, respectively, subject to customary anti-dilution provision, and is callable if the average trading price of the Common Stock for a period of 20 consecutive trading days is at least 180% of the then exercise price. A form of the Placement Warrants and the Reg D Warrants are included herein as Exhibits 4.1 and 4.2, respectively.


               The Offshore Placement was offered and sold outside the United States to non-U.S. persons pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), available under Regulation S promulgated thereunder. The Placement Securities will not be registered and may not be offered or sold in the United States absent such registration or an applicable exemption from the registration requirements of the Securities Act.

               The Offshore Placement was effected in accordance with a Funding Agreement, dated as of January 31, 1997 (the "Funding Agreement"), among the Registrant, Emerald Capital Corporation and InterFirst Capital Corporation ("InterFirst"). The Funding Agreement, a form of the Subscription Agreement and a form of the Private Placement Agreement are included herein as Exhibits 10.1, 10.2, and 10.3 respectively.

               In connection with the Placements, and pursuant to the Funding Agreement, the Registrant (i) issued to InterFirst, as placement agent, an aggregate of 243,902 non-callable three (3) year warrants (the "InterFirst Warrants"), 50% of which vested immediately and the other 50% vesting proportionately with the exercise of the Placement Warrants and the Reg
     D Warrants, and each of which entitles the holder thereof to purchase from the Registrant one share of Common Stock at an exercise price of $1.68 per share, subject to customary anti-dilution provision, and
     (ii) paid InterFirst a cash placement distribution fee equal to 10% plus 1.25% for legal fees of the gross proceeds of the Placements.
     The Funding Agreement also provides for negotiations for additional financing by the Registrant in the amount of up to $10,000,000 upon terms to be mutually agreed upon. There is no assurance that the negotiations would result in any additional financing or upon terms that would not be dilutive to the Registrant's stockholders. The
     Funding Agreement is non-exclusive and does not preclude the Registrant from obtaining financing from other parties. A form of the InterFirst Warrants is included herein as Exhibit 4.3.

               The net proceeds of the Placements of approximately $1,331,000, after payment of cash fees and related expenses, will be used the Registrant for working capital purposes, including development, marketing and clinical studies of its Aurora breast imaging system.

               On February 12, 1997, the Registrant issued a press release announcing the closing of the Placements. A copy of such press release is included herein as Exhibit 99.1.

               It should be further noted that the Registrant filed a Current Report on Form 8-K for an event of May 15, 1996, reporting a private placement of $3 million principal amount of 4% Convertible Debentures of the Registrant due December 1, 1998 pursuant to an exemption under Regulation S of the Securities Act.

                                      SIGNATURES
                                      ----------

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Dated:  February 12, 1997


                                   ADVANCED MAMMOGRAPHY SYSTEMS,
                                    INC.

                                   By:  /s/ Jack Nelson
                                       ------------------------------
                                        Name:   Jack Nelson
                                        Title:  Chairman

                              EXHIBIT INDEX

     Exhibit   Description                                     Page
     -------   -----------                                     ----

        4.1 Form of Warrant to Purchase Common Stock to Regulation S Subscribers

        4.2 Form of Warrant to Purchase Common Stock to Regulation D Purchasers

        4.3 Form of Warrant to Purchase Common Stock to Placement Agent

       10.1    Funding Agreement, dated as of January 31,
               1997, among the Registrant, Emerald Capital
               Corporation and InterFirst Capital Corporation

       10.2    Form of Offshore Securities Subscription
               Agreement

       10.3    Form of Private Placement Agreement

       99.1    Press release, dated February 12, 1997